UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number      811-22208

                         Valued Advisers Trust
(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc.     2960 N. Meridian Street, Suite 300     Indianapolis, IN 46208
                          (Address of principal executive offices)                     (Zip code)

Capitol Services, Inc.
615 S. Dupont Hwy.
Dover,DE 19901
(Name and address of agent for service)

With a copy to:
John H. Lively, Esq.
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 W. 141st Terrace
Suite 119
Leawood, KS 66224

Registrant's telephone number, including area code:   317-917-7000

Date of fiscal year end:      5/31

Date of reporting period:  05/31/11

Item 1.  Reports to Stockholders.

LSOFX

ANNUAL REPORT

Long Short Advisors LS Opportunity Fund

May 31, 2011

Long Short | Advisors

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

To Shareholders of the LS Opportunity Fund,

The LS Opportunity Fund (The “Fund”) launched on September 30, 2010 with the goal of protecting capital and delivering strong returns with reduced volatility by taking both long (i.e., to profit from an increase in price) and short (i.e., to profit from a decline in price) positions in a portfolio of publicly-traded common stocks.  Relying on a fundamental, research-driven process, the Fund strives to build a diverse portfolio with approximately 35 to 50 long positions and 35 to 50 short positions in at least 10 industries.

The Fund (LSOFX) was established by the advisory firm, Long Short Advisors, LLC. Independence Capital Asset Partners (ICAP), who is responsible for all day-to-day investment decisions, is the sub-advisor to the Fund.  The Fund was created to offer access to the investment strategy of the sub-advisor in a mutual fund format.

Since the Fund’s inception, U.S. equity markets have risen sharply with the S&P 500 Index gaining 19.4%.  The long-short equity universe as defined by Morningstar* rose 5.4% for the same time period.  The Fund gained 14.5% (See Chart 1) over the same period.

In an attempt to reduce equity market exposure, an investor can introduce short positions to a portfolio of long positions. The reduction is calculated by subtracting the percentage of short positions from the percentage of long positions.  The difference is the percentage net exposure.  The lower the percentage, the lower the investors exposure to the market.  An investment in the S&P 500 would be said to have a net exposure of 100%.  By adding a 30% short position to the S&P 500 investment, the investor would have reduced their market exposure and be said to have a net exposure of 70% (100% - 30% = 70%).  As a long/short strategy, the Fund will have a net exposure of less than 100%.  Since inception, the Fund had an average net exposure (average of the month end values) of 58%, with a net exposure range of 39.2% to 64.2% (See Chart 2).  The May 31, 2011 month end net exposure was 39.2% (See Chart 3).

Chart 3 – Sector Exposures (05/31/2011)	Long	Short	Gross	Net
Consumer Discretionary	23.80%	-5.05%	28.85%	18.75%
Consumer Staples	2.88%	0.00%	2.88%	2.88%
Energy	15.84%	-2.36%	18.20%	13.48%
Financials	4.33%	-0.24%	4.57%	4.09%
Health Care	4.29%	-0.26%	4.55%	4.03%
Industrials	6.47%	-1.04%	7.51%	5.43%
Information Technology	7.90%	-5.30%	13.20%	2.60%
Materials	7.92%	-4.29%	12.21%	3.63%
Unclassified	2.70%	-20.54%	23.24%	-17.84%
Utilities	2.10%	0.00%	2.10%	2.10%
Total	78.23%	-39.08%	117.31%	39.15%

About Independence Capital Asset Partners (ICAP)

As the sub-advisor of a long-short equity strategy, ICAP focuses on performance and risk management.  ICAP endeavors to do what a successful investment manager should do: protect capital and deliver strong returns with reduced volatility.

ICAP, founded in 2004, has an experienced investment team, which seeks to always have “more good ideas than capital.”  ICAP currently has $545 million in assets under management (05/31/2011), ten investment professionals and fifteen total employees.  ICAP manages fundamentally driven long-short equity portfolios across separate accounts, limited partnerships and the LS Opportunity Fund (LSOFX).  ICAP’s focus on a strong operational and compliance culture allows the investment team to maintain a sole focus on investing.  For more detail on the investment and operational team, please visit our website at www.longshortadvisors.com.

The Investment Process

On the long side, the Fund invests primarily in companies whose fundamentals (e.g., growth prospects) combined with attractive valuations, indicate significant upside opportunity relative to downside risk.  There will be an emphasis on companies able to generate and sustain high returns on capital, to self-finance growth, and to generate excess cash to enhance shareholder value. Attractive investments include good franchises that are undergoing significant positive change and “emerging growth” companies with good fundamentals that are addressing unmet, “open-ended” business opportunities with innovative products or services.

On the short side, the Fund takes positions in companies with weak or deteriorating fundamentals, which, combined with unattractive valuations, indicate significant downside risk. In addition, the Fund may use short positions in a “pair-trade” format (i.e., a strategy that matches a long position with a short position in two stocks in the same sector) to exploit valuation anomalies and dampen portfolio volatility.

The Fund generally reduces or eliminates a position if it (i) has reached an intrinsic value that reflects its current market value, (ii) has been revalued as new research uncovers challenges to assumptions underlying the investment case, or (iii) can be replaced in the portfolio by a better idea.

Management’s Discussion of Fund Performance

Economic Backdrop

Since the Fund’s inception, the markets have been heavily influenced not only by the large-scale macro-economic debates plaguing Western economies, but also by outsized world events.

From an economic perspective, the cost of Keynesian spending initiatives and zero-interest-rate policies around the Western economies has begun to manifest into joblessness, inflation, and a potentially dimmer future for the middle class. Governments, too many of which have historically kicked the problem down the road, are now facing tough choices like monetizing debt, hiking taxes, or dramatically reducing spending.  Some—not least of which the U.S.—could deflate their currency.  So far, few politicians have been willing to make the hard decision, which has left the printing presses in the U.S., Europe, and Japan to work overtime.  This type of money creation seemingly has only one result, pushing risky assets higher.

Beyond these serious financial challenges, the global markets were forced in March to deal with the Great East Japan earthquake.  On top of the tragic loss of human life and widespread economic devastation, the tsunami’s destruction of the Fukushima nuclear complex caused the worst nuclear crisis since Chernobyl in 1986.  This has drastically altered the total cost equation of nuclear power.  With crude oil prices topping $100 a barrel in the first quarter, a renewed urgency to develop alternative sources of global energy is underway.

In the face of this barrage of negativity, it is an easy temptation for investors to sell everything, or at least want to.  Yet with the equity markets up sharply since the Fund’s inception, the short book actually held back performance.  While we did identify a number of companies in Technology, Restaurants, and Industrials that proved unable to manage through competitive pressures and/or rapidly rising input costs, the period proved difficult in most respects for our shorts overall.  The Fund suffered losses from index shorts as well as individual short positions in the Energy, Housing, and Retail sectors.

On the long side, the leading sectors for our long book this period were Consumer Discretionary, Energy, Industrials, and Information Technology.  Larger individual contributors to the Fund’s performance included Liberty Media, Qualcomm, Williams Partners, and Anadarko.  Detractors to performance in the long book included Digital Globe, Amylin Pharmaceuticals, Cheniere Energy, Warner Chilcott, and Celgene.

Market Outlook

There exists a real paradox between severe government debt issues and corporate profits. While we believe that this enormous amount of debt is going to have a dramatic impact at some point, many U.S. corporations, after years of cutbacks, are positioned to do quite well.

Indeed, despite the global imbalances and the strains on finances of many Western governments, easy money and technological innovation have promoted record corporate profits.  In fact, even as government balance sheets deteriorate, corporate balance sheets are looking better and income prospects are continuing to improve.  If current trends continue, we believe the S&P 500 will record its highest profit level in history this year.

We believe this backdrop provides a real challenge to long-only investors by leaving them more susceptible to the choppiness of the markets, while long-short equity investing offers investors the opportunity to capitalize by finding stocks of companies to buy and to short while remaining mindful of net exposure to the various market environments.

Alternative Investments in the Mutual Fund Industry

The Fund was recently featured in the Q1 2011 Morningstar Publication – Alternative Investments Observer.  According to the publication, The LS Opportunity Fund is one of many new “alternative mutual funds” being launched in recent years.

“In the past three years, alternative mutual funds have made a splash in the U.S. marketplace.  Half of the approximately 200 funds currently in Morningstar’s alternative mutual fund categories launched during this time.  (See Exhibit 1- courtesy of Morningstar.)  This is the largest and most publicized wave of alternatives from the mutual fund industry during the past quarter century”

As the “alternative” category of mutual funds has grown, the variation in types of strategy has grown in lock step.  Consequently, Morningstar has recently begun to further classify “alternatives” into six categories:

Market-Neutral, Long-Short, Bear-Market, Absolute-Return, 130/30 and Managed Futures

Long Short Advisors is happy to see the increased attention to the “alternative mutual fund” space by Morningstar and investors.  While there still may need to be some further clarification of what strategies belong where, we appreciate the clear distinction of “long-short equity” from the myriad of other types of “alternative” strategies.

The Fund is firmly in the Long-Short Equity Fund Category.  We note the distinction to make clear to our investors and potential investors of what to expect from the Fund.  The Fund does not intend to be a market neutral, bear-market, or an absolute return oriented investment.  In addition, the Fund is not a 130/30 strategy, does not use leverage on long equity, varies its net exposure according to opportunity, and is not a managed futures strategy.  The Fund is a single strategy bottom-up fundamental long-short equity fund with individual equity selection both long and short as the primary drivers of returns.  The goal is to protect capital while delivering strong returns with reduced volatility.

We would like to note that contrary to long-short strategies that are in partnership format, the 1940 Act mutual fund structure allows the Fund to offer daily liquidity, daily pricing, and lower minimums for non-accredited and accredited investors alike.

Fortigent, LLC** recently published a white paper in May 2011 – The Next Generation Portfolio: Hedged Equity as a Long-Only Surrogate.  The paper concludes:

“Fortigent Research believes that hedged equity strategies merit strong consideration in investor portfolios.  Hedged equity strategies have demonstrated an ability to increase returns and reduce risk through a full market cycle encompassing bull and bear markets.  The characteristics of traditional long-only portfolios can be improved with the addition of hedged equity strategies.  The primary expected portfolio benefits include decreased volatility and smaller losses of capital during market declines…Hedged equity strategies were previously difficult to access for the majority of investors, and where there were solutions available, the general set of mutual funds was typically poor.  This changed with the growing trend towards “democratizing” these strategies.  We are now seeing the resulting major shift toward better investment solutions [in mutual funds] for clients and a better means for structuring more robust asset allocation portfolios.”

As of May 31, 2011, The Morningstar Long-Short universe is comprised of approximately 50-60 unique long-short mutual funds.  In line with Pareto’s Principle, though pushing it to an extreme, 20% of the long-short equity mutual funds control approximately 90% of the assets (Exhibit 2).  Approximately half of the funds have less than $20 mm in assets (Small Sized Funds), leaving approximately 15-20 funds with assets between $20 mm and $300 mm (Mid Sized Funds).

Exhibit 2: Ten Largest Long-Short Equity Funds by Assets:

Fund Name	Assets (mm)
Hussman Strategic Growth	5,700
Gateway	5,400
Diamond Hill Long-Short	2,000
Wasatch Long-Short	780
Marketfield	760
Highland Long-Short Equity	520
Aberdeen Equity Long-Short	500
Robeco Long-Short Equity	475
Caldwell & Orkin Market Opportunity	320
Schwab Hedged Equity	300
Those funds in italics, not only have large asset bases but
have been in existence since at least August 2000.

There has been tremendous growth in the “alternative” and the “long-short” category in open-ended mutual funds though the overall size of the category remains relatively small.  In agreement with Fortigent, Long Short Advisors would like to see even more quality long-short managers join the Fund in the continued growth of the long-short universe.  We feel that further depth in the long-short universe will help solidify a place in allocation methodologies for long-short equity.

Eating our own cooking

Long Short Advisors believes one of the greatest risk mitigation tools for any investment strategy is for the management team to be invested alongside their investors.

Employees, their families and related entities of the Advisor, (Long Short Advisors and the sub-advisor, Independence Capital Asset Partners) as of May 31, 2011 own 164,170 shares of the Fund.

Please refer to the Fund’s prospectus for a full description of the investment strategy and more information about the Fund.  You may obtain a current copy of the Fund’s prospectus by calling 1.877.366.6763

Thank you for choosing the LS Opportunity Fund as a place to invest your assets.

“Don’t Time the Market, Invest In It”

*Morningstar – Morningstar, Inc is a leading provider of independent investment research in North America, Europe, Australia, and Asia.  They offer an extensive line of internet, software, and print-based products and services for individuals, financial advisors, and institutions. http://morningstar.com

**Fortigent, LLC provides wealth management solutions and consulting services to independent advisors, banks and trust companies, and break-away brokers who require a comprehensive outsourcing solution to meet the demands of their high net worth clients. Fortigent's outsourced wealth management solution not only helps advisors improve the efficiency of their operations but also value-added consulting services can help enhance the effectiveness of their offering and grow their business. From advising on investment strategies to sharing best practices,  a team of highly experienced, seasoned investment experts and client service professionals is dedicated to helping  advisory clients implement best practices to attract and retain new business.  http://www.fortigent.com

The views expressed in quotations from Morningstar and Fortigent puplications are those of the authors as of the date of publication and may be subject to change.  These statements are not intended as a forecast, investment recommendation, or endorsement of any particular investment product.

Investment Results

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-336-6763.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions, if any.

** The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-336-6763.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Comparison of the Growth of a $10,000 Investment in the LS Opportunity Fund and the S&P 500(R) Index

LS Opportunity Fund $11,450
S&P 500® Index $11,941
Inception Date 9/30/2010
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
Value
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11
Date

The chart above assumes an initial investment of $10,000 made on September 30, 2010 (commencement of Fund operations) and held through May 31, 2011.  THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-336-6763.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (UNAUDITED)

The LS Opportunity Fund seeks to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

AVAILABILITY OF PORTFOLIO SCHEDULE - (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUND’S EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from December 1, 2010 to May 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LS Opportunity Fund	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During the Period Ended May 31, 2011*
Actual	$1,000.00	$1,099.90	$16.11
Hypothetical ** (5% return before expenses)	$1,000.00	$1,009.59	$15.42
*Expenses are equal to the Fund’s annualized expense ratio of 3.08%, multiplied by the average account value over the period, multiplied by 182/365.
** Assumes a 5% return before expenses.

LS Opportunity Fund
Schedule of Investments
May 31, 2011

Common Stocks - Long - Domestic - 66.01%	Shares	Value

Consumer Discretionary - 23.80%
GNC Holdings, Inc. - Class A (a)	13,865	$281,875
Goodyear Tire & Rubber Co. / The (a) (b)	28,482	504,986
Leggett & Platt, Inc.	2,796	72,221
Liberty Global, Inc. - Class A (a) (b)	6,154	277,238
Liberty Media Corp. - Capital - Series A (a) (b)	22,847	2,082,276
Liberty Media Corp. - Interactive - Class A (a) (b)	41,271	751,545
Liberty Media-Starz - Series A (a) (b)	5,629	429,324
Live Nation Entertainment, Inc. (a)	5,656	65,214
Phillips-Van Heusen Corp. (b)	4,424	291,851
Virgin Media, Inc.	2,828	92,249
		4,848,779

Consumer Staples - 2.44%
Colgate-Palmolive Co.	2,796	244,734
Dean Foods Co. (a)	18,141	251,797
		496,531

Energy - 10.55%
Anadarko Petroleum Corp. (b)	8,464	673,057
Dresser-Rand Group, Inc. (a)	5,592	294,027
EQT Corp. (b)	7,137	386,683
Occidental Petroleum Corp.	4,805	518,219
RigNet, Inc. (a)	2,076	34,648
Schlumberger, Ltd.	2,827	242,330
		2,148,964

Financials - 3.63%
Citigroup, Inc.	6,464	265,994
Discover Financial Services (b)	5,963	142,158
SLM Corp. (a) (b)	19,453	331,479
		739,631

Health Care - 4.13%
Anacor Pharmaceuticals, Inc. (a)	1,740	10,997
C. R. Bard, Inc. (b)	4,194	468,805
UnitedHealth Group, Inc. (b)	7,402	362,328
		842,130

Industrials - 6.47%
Boeing Co. / The	2,121	165,502
DigitalGlobe, Inc. (a) (b)	8,668	213,406
Eaton Corp.	3,785	195,571
FedEx Corp.	2,176	203,761
Navistar International Corp. (a)	2,483	163,555
SeaCube Container Leasing, Ltd.	8,774	157,493
URS Corp. (a)	4,986	219,683
		1,318,971

Information Technology - 6.34%
Active Network, Inc. / The (a)	3,866	70,941
Avid Technology, Inc. (a)	1,899	33,176
Ellie Mae, Inc. (a)	23,011	155,324
FormFactor, Inc. (a)	6,319	62,621
ON Semiconductor Corp. (a)	7,595	85,216
Qualcomm, Inc. (b)	11,987	702,318
Rovi Corp. (a)	1,414	81,955
Universal Display Corp. (a)	2,121	101,214
		1,292,765

Materials - 6.55%
CF Industries Holdings, Inc. (b)	2,788	428,739
Innospec, Inc. (a)	8,197	277,796
Mosaic Co. / The (b)	5,986	424,108
Solutia, Inc. (a) (b)	8,156	203,655
		1,334,298

Utilities - 2.10%
Entergy Corp. (b)	6,272	427,437

TOTAL COMMON STOCKS - LONG - DOMESTIC (Cost $11,786,873)		13,449,506

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments - continued
May 31, 2011

Common Stocks - Long - International - 5.94%	Shares	Value

Consumer Staples - 0.44%
Adecoagro S.A. (a)	7,115	$89,863

Energy - 1.71%
Golar LNG Ltd.	7,078	225,505
Woodside Petroleum Ltd.	2,469	122,677
		348,182

Financials - 0.70%
Assured Guaranty Ltd.	8,369	142,440

Health Care - 0.16%
Nordion, Inc.	2,845	31,807

Information Technology - 1.56%
NXP Semiconductors NV (a) (b)	11,165	318,538

Materials - 1.37%
Domtar Corp.	2,121	217,360
Ingenico S.A.	49	2,271
Lanxess AG	692	59,680
		279,311

TOTAL COMMON STOCKS - LONG - INTERNATIONAL (Cost $1,141,926)		1,210,141

TOTAL COMMON STOCKS - LONG - DOMESTIC & INTERNATIONAL (Cost $12,928,799)		14,659,647

Master Limited Partnerships - 3.58%
Williams Partners LP	13,794	729,979

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $640,552)		729,979

Investment Companies - 2.70%
SPDR Gold Trust (a)	3,674	549,777

TOTAL INVESTMENT COMPANIES (Cost $533,063)		549,777

TOTAL INVESTMENTS - LONG - (Cost $14,102,414) - 78.23%		15,939,403

TOTAL INVESTMENTS - SHORT (Proceeds Received $7,579,065) - (39.09%)		(7,963,666)

Other assets less liabilities - 60.86%		12,399,372

TOTAL NET ASSETS - 100%		$20,375,109

(a) Non-income producing
(b) All or a portion of this security is held as collateral for securities sold short.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short
May 31, 2011

Securities Sold Short - Domestic - (12.84%)	Shares	Value

Consumer Discretionary - (4.20%)
Cabela's Inc.	(947)	$(23,258)
Polo Ralph Lauren Corp.	(1,096)	(138,940)
Sirius XM Radio, Inc.	(117,324)	(275,711)
Target Corp.	(3,336)	(165,232)
VF Corp.	(2,080)	(207,314)
Washington Post Co. / The - Class B	(110)	(45,165)
		(855,620)

Energy - (1.86%)
Marathon Oil Corp.	(2,538)	(137,483)
Murphy Oil Corp.	(2,301)	(158,516)
Newfield Exploration Co.	(1,107)	(82,571)
		(378,570)

Financials - (0.24%)
Federated Investors, Inc. - Class B	(1,955)	(50,107)

Health Care - (0.26%)
Owens & Minor, Inc.	(1,544)	(53,422)

Industrials - (1.04%)
Babcock & Wilcox / The	(1,103)	(30,939)
Corporate Executive Board Co. / The	(1,682)	(70,728)
PACCAR, Inc.	(2,206)	(110,300)
		(211,967)

Information Technology - (2.35%)
Broadcom Corp. - Class A	(4,412)	(158,744)
Cognizant Technology Solutions Corp. - Class A	(1,654)	(125,770)
Cree, Inc.	(2,206)	(96,821)
OpenTable, Inc.	(1,096)	(96,810)
		(478,145)

Materials - (2.89%)
Ecolab, Inc.	(2,235)	(122,657)
Freeport-McMoRan Copper & Gold, Inc.	(2,206)	(113,918)
Sherwin-Williams Co. / The	(4,003)	(351,624)
		(588,199)

TOTAL SECURITIES SOLD SHORT - DOMESTIC (Proceeds Received $2,452,787)		(2,616,030)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short - continued
May 31, 2011

Securities Sold Short - International - (5.70%)	Shares	Value

Consumer Discretionary - (0.85%)
Magna International, Inc.	(3,561)	$ (172,708)

Energy - (0.50%)
Cenovus Energy, Inc.	(1,103)	(40,910)
Frontline Ltd.	(3,288)	(60,565)
		(101,475)

Information Technology - (2.95%)
AsiaInfo-Linkage, Inc.	(1,096)	(19,651)
Infosys Technologies Ltd. (a)	(3,861)	(238,417)
Nokia Corp. (a)	(3,796)	(26,648)
Research In Motion Ltd.	(2,207)	(94,570)
SAP AG (a)	(3,309)	(205,721)
Wipro, Ltd. (a)	(1,170)	(16,181)
		(601,188)

Materials - (1.40%)
ArcelorMittal (b)	(818)	(27,362)
Potash Corporation of Saskatchewan, Inc.	(2,151)	(121,747)
Vale SA (a)	(4,255)	(137,266)
		(286,375)

TOTAL SECURITIES SOLD SHORT - INTERNATIONAL (Proceeds Received 1,179,818)		(1,161,746)

TOTAL SECURITIES SOLD SHORT - DOMESTIC & INTERNATIONAL (Proceeds Received 3,632,605)		(3,777,776)

Investment Companies - (20.55%)
iShares Barclays 20+ Year Treasury Bond Fund	(1,717)	(166,017)
iShares MSCI Emerging Markets Index	(5,042)	(244,789)
iShares Russell 2000 Index Fund	(1,107)	(93,907)
Powershares QQQ Trust, Series 1	(16,272)	(949,634)
SPDR Dow Jones Industrial Average ETF Trust	(2,484)	(311,742)
SPDR S&P 500 ETF Trust	(16,624)	(2,242,411)
United States Oil Fund LP	(4,380)	(177,390)

TOTAL INVESTMENT COMPANIES (Proceeds Received - $3,946,460)		(4,185,890)

TOTAL SECURITIES SOLD SHORT - DOMESTIC, INTERNATIONAL, &
INVESTMENT COMPANIES (PROCEEDS RECEIVED $7,579,065) - (39.09%)		$ (7,963,666)

(a) American Depositary Receipt.
(b) New York Registered

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
May 31, 2011

Assets
Investments in securities, at value (cost $14,102,414)	$15,939,403
Cash	4,989,552
Deposits with broker	7,317,520
Foreign currency (cost $533)	538
Receivable for investments sold	341,451
Receivable for fund shares purchased	49,445
Prepaid offering costs	3,839
Prepaid expenses	21,288
Dividends receivable	10,313
Total assets	28,673,349

Liabilities
Payable to Advisor (a)	13,364
Payable for investments purchased	283,116
Investment securities sold short, at value (Proceeds $7,579,065)	7,963,666
Dividend expense payable on short positions	7,912
Payable to adminstrator, fund accountant and transfer agent	10,314
Payable to trustees and officers	351
Other accrued expenses	19,517
Total liabilities	8,298,240

Net Assets	$20,375,109

Net Assets consist of:
Paid in capital	$18,910,605
Undistributed net investment income	8,055
Accumulated net realized gain	4,056
Net unrealized appreciation on:
Investment securities	1,452,388
Foreign currency	5

Net Assets	$20,375,109

Shares outstanding (unlimited number of shares issued and authorized; no par value)	1,779,930

Net asset value and offering price per share	$11.45

Minimum redemption price per share (b) (NAV * 98%)	$11.22

(a) See Note 5 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 2.00%
on shares redeemed within 60 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the period ended May 31, 2011 (a)

Investment Income
Dividend income (net of withholding tax $1,071)	$67,666
Interest income	10
Total Investment Income	67,676

Expenses
Investment advisor fee (b)	158,021
Transfer agent expenses	33,226
Fund accounting expenses	27,860
Custodian expenses	24,978
Administration expenses	24,333
Organizational costs	19,200
Audit expenses	15,000
Legal expenses	10,000
Offering costs	7,745
Trustee expenses	5,330
Report printing expense	3,908
Pricing expenses	3,206
Miscellaneous expenses	3,000
24f-2 expense	2,337
Insurance expense	2,117
Registration expenses	1,701
Other expense - short sale & interest expense	7,312
Dividend expense on securities sold short	37,558
Total Expenses	386,832
Fees waived by Advisor (b)	(114,870)
Net operating expenses	271,962
Net Investment Loss	(204,286)

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	663,588
Short securities	(450,017)
Foreign currency	559
Options	(5,478)
Change in unrealized appreciation (depreciation) on:
Investment securities	1,836,989
Short securities	(384,601)
Foreign currency	5
Net realized and unrealized gain on investments
and foreign currency	1,661,045
Net increase in net assets resulting from operations	$1,456,759

(a) For the period September 30, 2010 (Commencement of operations) to May 31, 2011.
(b) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Changes In Net Assets

	For the
	Period Ended
	May 31, 2011	(a)
Operations
Net investment loss	$(204,286)
Net realized gain on investment securities and foreign currency	208,652
Change in unrealized appreciation on investments and foreign currency	1,452,393
Net increase in net assets resulting from operations	1,456,759

Capital Share Transactions
Proceeds from shares sold	19,607,202
Amount paid for shares redeemed	(692,036)
Proceeds from redemption fees collected	3,184
Net increase in net assets resulting
from share transactions	18,918,350

Total Increase in Net Assets	20,375,109

Net Assets
Beginning of period	-

End of period	$20,375,109

Undistributed net investment income included
in net assets at end of period	$8,055

Capital Share Transactions
Shares sold	1,842,851
Shares redeemed	(62,921)

Net increase from capital share transactions	1,779,930

(a) For the period September 30, 2010 (Commencement of Operations) to May 31, 2011.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights
(For a share outstanding throughout the period)

	For the
	Period Ended
	May 31, 2011	(a)

Selected Per Share Data
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.17)	(b)
Net realized and unrealized gains	1.62
Total income from investment operations	1.45

Redemption Fees	-	(c)

Net asset value, end of period	$11.45

Total Return (d) (e)	14.50%	(f)

Ratios and Supplemental Data
Net assets, end of period (000)	$20,375
Ratio of expenses to average net assets	2.50%	(g) (h)
Dividend and interest expense	0.49%	(g)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	3.76%	(g) (h)
Ratio of net investment loss to
average net assets	(2.25)	(g)
Portfolio turnover rate	199.48%	(f)

(a) For the period September 30, 2010 (Commencement of Operations) through May 31, 2011.
(b) Per share net investment loss has been calculated using the average shares method.
(c) Amount represents less than $0.01 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Shareholders redeeming shares held less than sixty days have a lower total return due to the effect of the 2% redemption fee.
(f) Not Annualized
(g) Annualized
(h) Excludes dividend and interest expense.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
May 31, 2011

NOTE 1.  ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”).  The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”).  The Fund’s investment Advisor is Long Short Advisors, LLC (the “Advisor”).  The Advisor has retained Independence Capital Asset Partners, LLC (the “Sub-Advisor”) to serve as Sub-Advisor to provide portfolio management and related services to the Fund.  The Sub-Advisor receives a fee from the Advisor (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less risk than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended May 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for all open tax years.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Distributions from Limited Partnerships are recognized on the ex-date.  Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis.  Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended May 31, 2011, the Fund made the following reclassifications to increase (decrease) the components of net assets:

		Undistributed Net	Accumulated Net Realized
	Paid in Capital	Investment Income	Gain on Investments
LS Opportunity Fund	$(7,745)	$212,341	$(204,596)

Derivative Instruments - The Fund may invest in derivative instruments, which are financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset or security.  Derivatives may be purchased for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The Fund's transactions in derivative instruments may include, among others, the purchase and writing of options on securities.

Writing Covered Call Options - The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange for the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Writing Covered Put Options - The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Purchasing Put Options - The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where it is desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Purchasing Call Options - The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indices. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Short Sales - The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.  The Fund may engage in short sales with respect to various types of securities, including ETFs.  A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own.  Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.  The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales.  As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividend expenses on securities sold short are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, exchange-traded funds, American Depositary Receipts, and limited partnerships are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Call and put options that the Fund invests in are generally traded on an exchange. The options in which the Fund invests are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2011:
	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$14,659,647	$-	$-	$14,659,647

Master Limited Partnerships	729,979	-	-	729,979

Investment Companies	549,777	-	-	549,777

Total	$15,939,403	$-	$-	$15,939,403
* Refer to Schedule of Investments for industry classifications

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$(3,777,776)	$-	$-	$(3,777,776)

Investment Companies	(4,185,890)	-	-	(4,185,890)

Total	$(7,963,666)	$-	$-	$(7,963,666)

* Refer to Schedule of Securities Sold Short for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end.  There were no significant transfers between levels as of May 31, 2011.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 4. DERIVATIVE TRANSACTIONS

Call and put options written and purchased are represented on the Statement of Operations under net realized gain (loss) on options.

Please see the chart below for information regarding call and put options purchased and written for the Fund.
For the period ended May 31, 2011 :
Derivatives	Location of Gain (Loss) on Derivatives in Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives
Equity Risk:
Put Options Purchased	Net realized gain (loss) on options	2	2	$ (3,003)
Equity Risk:
Call Options Written	Net realized gain (loss) on options	2	2	$ (2,475)
Transactions in call options written during the period ended May 31, 2011 were as follows:

	Number of	Premiums
	contracts	Received

Options written	2	$997

Options terminated in closing purchase transactions	-	-

Options expired	-	-

Options exercised	2	(997)

Options outstanding at May 31, 2011	-	$-

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average net assets. For the period from September 30, 2010 (commencement of fund operations) to May 31, 2011, the Advisor earned a fee of $158,021 from the Fund before the reimbursement described below.

The Advisor has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) so that total expenses do not exceed 2.50% of net assets.  For the period from September 30, 2010 (commencement of fund operations) to May 31, 2011, the Advisor waived fees of $114,870.  At May 31, 2011, the Advisor was owed $13,364 from the Fund for advisory services.  The waiver and/or reimbursement by the Advisor with respect to the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above.   As of May 31, 2011, $114,870 may be subject to potential repayment to the Advisor by the Fund through May 31, 2014.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Advisor has retained Independence Capital Asset Partners, LLC (the “Sub-Advisor”) to serve as Sub-Advisor to provide portfolio management and related services to the Fund.  The Sub-Advisor receives a fee from the Advisor (not the Fund) for these services. The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the period from September 30, 2010 (commencement of fund operations) to May 31, 2011, HASI earned fees of $24,333 for administrative services provided to the Fund.  At May 31, 2011, the Fund owed HASI $2,917 for administrative services. Certain officers of the Trust are members of management and/or employees of HASI. A trustee of the Trust is a member of management of HASI.  HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”).

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the period September 30, 2010 (commencement of fund operations) to May 31, 2011, HASI earned fees of $33,226 from the Fund for transfer agent services. For the period September 30, 2010 (commencement of fund operations) to May 31, 2011, HASI earned fees of $27,860 from the Fund for fund accounting services.  At May 31, 2011, the Fund owed HASI $3,649 for transfer agent services and $3,748 for fund accounting services.

The Distributor acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the period from September 30, 2010 (commencement of fund operations) to May 31, 2011.  An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

NOTE 6.  INVESTMENT TRANSACTIONS

For the period ended May 31, 2011, purchases and sales of investment securities, other than short-term investments, written options, and short securities were as follows:

Purchases
U.S. Government Obligations	$-
Other	38,363,414
Sales
U.S. Government Obligations	$-
Other	24,924,588

At May 31, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$2,026,870
Gross (Depreciation)	(653,364)
Net Appreciation	$1,373,506
At May 31, 2011, the aggregate cost of securities for federal income tax purposes, was $6,602,231.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 7.  ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make any distributions during the period ended May 31, 2011.

NOTE 9.  COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10.  SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the period ended May 31, 2011, events and transactions subsequent to May 31, 2011, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

NOTE 11.  TAX COMPONENTS OF CAPITAL

At May 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$104,483
Unrealized appreciation (depreciation)	1,373,511
Capital losses and other	(13,490)
$1,464,504
The differences between the federal income tax cost of investments and the financial statements is due to certain differences in the recognition of capital gains or losses under income tax reporting regulations and GAAP.  For tax purposes, the current year post-October loss was $4,208 (realized during the period November 1, 2010 through May 31, 2011).  This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, June 1, 2011.

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, post-October losses, partnerships, and grantor trusts.

LS Opportunity Fund
Notes to the Financial Statements - continued
May 31, 2011

NOTE 12.  NEW ACCOUNTING PRONOUNCEMENTS - In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

In May, 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with “GAAP” and “IFRS”. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Valued Advisers Trust
and the Shareholders of LS Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the LS Opportunity Fund, a series of shares of beneficial interest in Valued Advisers Trust (the “Fund”), including the schedule of investments, as of May 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 30, 2010 (commencement of operations) through May 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2011 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LS Opportunity Fund as of May 31, 2011, and the results of its operations, changes in its net assets and its financial highlights for the period from September 30, 2010 to May 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 22, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustee
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 74, Independent Trustee, August 2008 to present.
Retired; Consultant to Battelle Memorial Institute on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in  various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.  No other directorships held.

Ira Cohen, 52, Independent Trustee, June 2010 to present.
Independent financial services consultant (February 2005 – present); Senior Vice-President, Dealer Services/Institutional Services, AIM Investment Services, Inc., 1992 to 2005.  No other directorships held.

Interested Trustee and Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 46, Chairman, Interested Trustee, Principal Executive Officer and President, January 2010 to present.
Senior Vice President of Huntington Asset Services, Inc. since January 2010. Independent Chairman of the Valued Advisers Trust from August 2008 to January 2010.  Managing Director and Chief Operating Officer of WealthStone from 2007 to January 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.

John C. Swhear, 49, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 46, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
William J. Murphy, 48, Principal Financial Officer and Treasurer, December 2009 to present
Manager of Financial Reporting for Huntington Asset Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Deborah Wells, 40, Secretary, December 2010 to present.
Paralegal for Huntington Asset Services, Inc., the Trust’s administrator, since May 2010; Paralegal for Baker & Daniels LLP (a law firm) from February 2007 to September 2009; Governance Administrator for Wellpoint, Inc. (a publicly held insurance holding company) from May 1996 to February 2007.

*    The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
**  The trust currently consists of 4 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 336-6763 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (877) 336-6763 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
R. Jeffrey Young, Chairman
Dr. Merwyn R. Vanderlind
Ira Cohen

OFFICERS
R. Jeffrey Young, Principal Executive Officer and President
John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President
Carol J. Highsmith, Vice President
William J. Murphy, Principal Financial Officer and Treasurer
Deborah Wells, Secretary

INVESTMENT ADVISOR
Long Short Advisors, LLC
1818 Market Street, 33rd Floor, Suite 3323
Philadelphia, PA  19103

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.,
 A member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS 66224

CUSTODIAN
Citibank, N.A.
388 Greenwich Street
New York, NY  10013

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

LS Opportunity Fund:
FY 2011 FY 2010	$13,000 NA

(b)	Audit-Related Fees
Registrant

LS Opportunity Fund:
FY 2011 FY 2010	$0 NA

(c)	Tax Fees
Registrant

LS Opportunity Fund:
FY 2011 FY 2010	$2,000 NA

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

                     LS Opportunity Fund:
FY 2011 FY 2010	$0 NA

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                                      0%
Tax Fees:                                                                        0%
All Other Fees:                                                              0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	NA	NA

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only.

Item 10.  Submission of Matters to a Vote of Security Holders. The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11.  Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                  Code is filed herewith.

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                   Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Valued Advisers Trust

By    /s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date            8/2/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date             8/2/11

By    /s/ William J. Murphy
                 William J. Murphy, Treasurer and Principal Financial Officer

Date              8/2/11